STOCKER & YALE, INC.
                                32 Hampshire Road
                           Salem, New Hampshire 03079

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual general meeting (the "Meeting") of Stocker & Yale, Inc. (the "Company"), a Massachusetts corporation, will be held at the Company's headquarters, 32 Hampshire Road, Salem, New Hampshire 03079, on Tuesday, May 6, 1997, at 10 a.m. local time, for the following purposes:

1. to elect five directors to serve until the next annual meeting and until their successors are duly elected and qualified;

2. to appoint Arthur Andersen LLP as the Company's independent public accountants; and

3. to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Accompanying this notice of meeting is a proxy statement and a form of proxy, together with the 1996 annual report of the Company incorporating the report of the Chairman of the Board of Directors and the audited consolidated financial statements for the year ended December 31, 1996.

Shareholders of record at the close of business on March 25, 1997 are entitled to notice of, and to vote at this Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Meeting in person, you are asked to complete, sign, date, and return the enclosed form of proxy. A proxy may not be effective unless it is received at the Office of the Company's transfer agent and registrar, Bank of Boston Proxy Services, P. O. Box 9381, Boston, MA 02205 not less than 48 hours before the time fixed for the Meeting.

Non-registered shareholders who receive these materials through a broker, financial institution, a trustee or a nominee (an "Intermediary") for any of the foregoing that holds securities on behalf of such non-registered shareholders, should comply with the instructions provided by such Intermediary to ensure that their shares are voted.

                            BY ORDER OF THE BOARD OF DIRECTORS

April 1, 1997                Stuart M. Cable, Clerk

                              STOCKER & YALE, INC.

                                 PROXY STATEMENT
                               as of April 1, 1997

                             Solicitation of Proxies

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the management of Stocker & Yale, Inc. (the "Company"), a Massachusetts corporation, for use at the annual general meeting of shareholders (the "Meeting") of the Company to be held at 10:00 a.m., local time, on May 6, 1997, at the Company's headquarters located at 32 Hampshire Road, Salem, New Hampshire, for the purposes set forth in the Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and form of proxy are first being sent to shareholders is April 1, 1997.

                           Appointment of Proxyholders

The persons named in the accompanying form of proxy are designated as proxyholders by management of the Company.

A shareholder desiring to appoint some other person (who need not be a shareholder) to represent him/her at the Meeting may do so by striking out the printed names and inserting the desired person's name in the blank space provided in the form of proxy. To be valid, the completed, signed, and dated form of proxy should be received at the Office of the Company's transfer agent and registrar, Bank of Boston Proxy Services, P. O. Box 9381, Boston, Massachusetts 02205 not less than 48 hours before the time fixed for the Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                               Voting and Proxies

The shares of the Company's common stock, par value US $.001 per share (the "Common Stock") represented by a properly executed and deposited proxy will be voted on any poll at the Meeting or any adjournments or postponements thereof that may be called for or required by law and, if the shareholder specifies a choice with respect to any matter to be acted upon, such shares of Common Stock will be voted accordingly at the Meeting or any adjournments or postponements thereof. If a choice with respect to such matters is not clearly specified at the Meeting or any adjournments or postponements thereof, the persons designated by management in the form of proxy will vote the shares represented by the proxy
(i) "FOR" the election to the Board of Directors of the nominees, (ii) "FOR" the appointment of Arthur Andersen LLP as the Company's independent public accountants, and (iii) in the discretion of the persons named as proxies, upon such other matters as may properly come before the Meeting.

The proxy confers discretionary authority upon the named proxyholder with respect to amendments to or variations in matters identified in the accompanying Notice of Meeting and other matters that may properly come before the Meeting. As of the date of this Proxy Statement, management is not aware of any amendment, variations or other matter. If such should occur, the persons designated by management will vote thereon in accordance with their best judgment, exercising discretionary authority.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock issued and outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions, votes withheld from Director nominees and "broker non-votes" (i.e., shares represented at the Meeting which are held by a broker or other nominee as to which (i) voting instructions have not been received from the beneficial owners or persons entitled to vote such shares and (ii) the broker does not have discretionary authority to vote such shares) shall be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present. With respect to the election of Directors, the By-Laws of the Company provide that such election shall be determined by a plurality of the votes cast by the stockholders. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election of Directors.

                              Revocation of Proxies

A shareholder who has given a proxy may revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred on the proxy by appearing and voting in person at the meeting, by delivering a later-dated proxy or by delivering to the Clerk of the Company a written revocation of such proxy.

                                  Annual Report

All holders of record are being sent herewith a copy of the Company's 1996 Annual Report, which contains audited financial statements of the Company for the fiscal year ended December 31, 1996. This Annual Report, however, is not part of the proxy soliciting material.

                           Principal Executive Office

The Company's principal executive office is located at 32 Hampshire Road, Salem, New Hampshire 03079, and its telephone number is (603) 893-8778.

                 Voting Securities and Principal Holders Thereof

The voting securities of the Company consist of its Common Stock with US $.001 par value. As of March 25, 1997 , there were 2,567,894.6 shares of common stock issued and outstanding, each share carrying the right to one vote. The Directors of the Company have fixed March 25, 1997 as the record date (the "Record Date") for determining shareholders entitled to receive notice of, to attend and to vote at the Meeting or any adjournment or postponement thereof. Transferees of Common Stock after the Record Date will not be entitled to notice of, or to vote at, the Meeting.

           Security Ownership of Principal Shareholders and Management

The following table sets forth, to the best knowledge of the Company, certain information regarding the beneficial ownership of the Company's Common Stock, as of March 25, 1997, by each person known to the Company to be the beneficial owner of more than 5% of any class of the voting stock of the Company, each Director of the Company, executive officers named in the Summary Compensation Table, below, and all Directors and officers as a group.



Name and Address                           Number of Shares of Common Stock (1)            Percentage(2)
Mark W. Blodgett                               690,114.1(3)                      26.3%
32 Hampshire Road
Salem, NH 03079

Hoover Capital Management, Inc.                776,857.9(4)**                    28.9%
50 Congress Street
Boston, MA 02109

Chilton Investment Partners LP                 200,000.0***                       7.8%
399 Park Avenue  28th Floor
New York, NY 10022

Trainer Wortham & Co.                          177,352.8                          6.9%
845 Third Avenue 6th Floor
New York, NY 10022

James Bickman                                   72,431.2(5)                       2.8%
32 Hampshire Road
Salem, NH 03079

Clifford L. Abbey                                7,100.0(6)                         *
32 Hampshire Road
Salem, NH 03079

Alex W. Blodgett                                49,200.0(7)                       1.9%
32 Hampshire Road
Salem, NH 03079

John M. Nelson                                  12,000.0(6)                          *
32 Hampshire Road
Salem, NH 03079

Susan A. Hojer Sundell                          14,330.0(8)                          *
32 Hampshire Road
Salem, NH 03079

William J. Michaud                               1,200.0                             *
32 Hampshire Road
Salem, NH 03079

Directors and Officers as a Group(7 persons)   846,375.3                         31.7%


*    Less than one percent.
** As reported in a Schedule 13G filed on February 13, 1997 and amended on March 14, 1997 with the Securities and Exchange Commission by Hoover Capital Management, Inc.
*** As reported in a Schedule 13D filed on January 10, 1997 with the Securities and Exchange Commission by Chilton Investment Partners LP.

1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or other rights to purchase stock that are currently exercisable or exercisable within 60 days of March 25, 1997 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of another person.

2) Applicable percentage of ownership is based on 2,567,894 shares of Common Stock outstanding as of March 25, 1997 together with applicable options or other rights to purchase shares of Common Stock for each stockholder.

3) 624,430.8 shares owned directly and 9,600 shares owned indirectly through The Helen W. Blodgett Trust, of which Mark W. Blodgett is a Trustee. Total also includes 42,524 shares which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of March 25, 1997, and 13,559.3 shares which may be acquired by The Helen W. Blodgett Trust within 60 days of March 25, 1997 pursuant to 7.25% Convertible Subordinated Notes due May 1, 2001. Total excludes 79,707.2 shares owned by the Blodgett Family Trust, of which Mark W. Blodgett is the Settlor. Mr. Blodgett disclaims beneficial ownership of the shares held by the Blodgett Family Trust and the Helen W. Blodgett Trust.

4) Includes 633,924 shares beneficially owned by various clients of Hoover Capital Management, Inc. ("HCM"), for which HCM exercises sole dispositive and sole voting power. Also includes 108,474.6 shares which may be acquired by such clients of HCM within 60 days of March 25, 1997 pursuant to 7.25% Convertible Subordinated Notes due May 1, 2001. HCM is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and disclaims beneficial ownership of these Notes and these shares. HCM also provides investment advisory services to the Helen W. Blodgett Trust of which Mark W. Blodgett is a Trustee. HCM shares dispositive and voting power with respect the to the Helen W. Blodgett Trust, which holds a total of 23,159.3 shares, consisting of 9,600 shares owned directly and 13,559.3 shares which may be acquired by The Helen W. Blodgett Trust within 60 days of March 25, 1997 pursuant to 7.25% Convertible Subordinated Notes due May 1, 2001. Stevin R. Hoover, Chairman and CEO of HCM, directly holds 11,300 shares.

5) Includes 7,506 shares which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of March 25, 1997.

6) Includes 7,000 shares which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of March 25, 1997.

7) Includes 9,000 shares which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of March 25, 1997.

8) Includes 13,000 shares which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of March 25, 1997.


                            Matters to be Acted Upon

Item 1 - Election of Directors

The persons named in the following table are proposed by management for election as Directors of the Company. Each Director elected will hold office until the next annual general meeting and until his successor, if any, is elected and qualified, unless he resigns or he becomes disqualified to act as a Director. Each nominee is currently a Director of the Company. The affirmative vote of a plurality of the shares present and voting in person or by proxy at the Meeting is necessary to elect these individuals as Directors. The Company believes that each of the nominees will stand for election and, if elected, will serve as a Director. However, if any nominee fails to stand for election, the proxies will be voted for the election of such other person(s) as the Board of Directors may nominate and recommend. The following information concerning the respective nominees has been confirmed by each of them as of March 25, 1997:


Proposed Nominee and Principal Occupation               Age      Director Since

Mark W. Blodgett
Salem, Massachusetts                                    40             1989
Chairman of the Board and Chief Executive Officer

James Bickman
Swampscott, Massachusetts                               80             1989
President and Director

Alex W. Blodgett
Grosse Pointe, Michigan                                 38             1994
President of Stilson Division and Director

Clifford L.  Abbey
San Francisco, California                               51             1994
Chief Executive Officer of  Agnelli Jeans and Director

John M. Nelson                                          65             1995
North Grafton, Massachusetts
Chairman of Wyman-Gordon Company and Director

The Board of Directors recommends that you vote "FOR" the nominees named above. Unless otherwise specified in the enclosed proxy, the persons names in the enclosed proxy intend to vote the shares of Common Stock represented by each properly executed proxy "FOR" each of the nominees named above.

Information Regarding Directors

The principal occupation and business experience of each director is set forth below:

Mark W. Blodgett purchased a majority of the shares of the Common Stock of the Company in 1989 and since then he has maintained overall responsibility for daily operations and strategic planning. Prior to joining the Company in 1989, Mr. Blodgett worked for a private merchant bank (1988-1989); was a corporate vice president at Drexel Burnham Lambert, Inc. in New York (1980-1988); and was a merger and acquisition associate for European American Bank in New York (1979-1980). Mr. Blodgett is actively involved in the Young Presidents Organization. Mark Blodgett is the brother of Alex W. Blodgett, a Director of the Company and President of the Stilson Division.

James Bickman presently serves as President of the Company's Salem Division. Mr. Bickman has been a Director of the Company and its predecessor entities since 1961, and joined as its President and

Chief Executive Officer in 1964. Mr. Bickman has an extensive background in manufacturing and engineering, and has been responsible for the growth of the Company over the past thirty years from a small manufacturer of optical metrology instruments. Prior to joining the Company, Mr. Bickman was a co-founder and operator of a successful engineering sales and manufacturing business.

Alex W. Blodgett joined the Company in February 1994 as President of the Company's Stilson Division, and was elected Director in June 1994. From January 1993 until December 1993, he was Vice President of Corporate Development for Brassie Golf Corporation, a corporation engaged primarily in the development of golf courses, and a partner with Pacificbridge Investments, a real estate development firm. From April 1986 until November 1991, he was a partner with Gordon Capital Corporation, a private investment bank. Alex W. Blodgett is the brother of Mark W. Blodgett.

Clifford L. Abbey is the Chief Executive Officer and principal shareholder of Agnelli Jeans, a manufacturer and distributor of designer jeans. Mr. Abbey has an established reputation as a successful entrepreneur, having founded, operated and ultimately sold a number of small and middle-market businesses. Mr. Abbey has been a Director of the Company since 1994.

John M. Nelson is the Chairman of the Board of Wyman-Gordon, Inc., a manufacturer of forgings, investment castings and composite structures for the commercial transportation, commercial power and defense industries, since 1991, and was Wyman-Gordon Company's Chairman and Chief Executive Officer from 1991 to 1994. Prior to that time, Mr. Nelson served for many years in a series of executive positions with Norton Company, a diversified industrial products manufacturer, and was Norton Company's Chairman and Chief Executive Officer from 1988 to 1990, and its President and Chief Operating Officer from 1986 to 1988. Mr. Nelson is also Chairman of the Board of TJX Companies, Inc., a retailer of off-price fashion goods, and is also a Director of Browne & Sharpe Manufacturing Company, Cambridge Biotechnology Corporation and Commerce Holdings, Inc. Mr. Nelson has been a Director of the Company since February 1995.


                      Board of Directors and its Committees


Board of Directors. The Company is managed by a five member Board of Directors. The Board met by person or by telephone on five occasions and executed consent votes in lieu of a meeting four times during fiscal 1996. Each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of meetings of the committees of the Board of Directors of which he was a member.

Audit Committee. The Board has established an Audit Committee consisting of James Bickman and Clifford Abbey. The Audit Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; review the general scope of the Company's annual audit and the fees charged by the independent auditors; review and monitor the performance of non-audit services by the Company's auditors; review the fairness of any proposed transaction between recommendations to full Board of Directors; and perform such other functions as may be required by any stock exchange or over-the-counter market upon which the Company's securities may be listed. The Audit Committee met once during fiscal 1996.

Compensation Committee. The Company's Board of Directors has established a Compensation Committee to determine the compensation of the Company's executive officers and to grant options and stock awards under the Company's stock option and incentive plans. The Compensation Committee, which consists of John M. Nelson and Clifford L. Abbey, met once during fiscal 1996.

The Board of Directors does not have a standing nominating committee or a committee performing such functions. The full Board of Directors performs the function of such a committee.


                            Compensation of Directors

Directors are not compensated by the Company in cash for their services in their capacity as Directors. Under the 1996 Stock Option and Incentive Plan (the "1996 Plan"), each Director who is not an officer or employee of the Company (an "Independent Director"), upon initial election to the Board of Directors will be granted an option to purchase 4,000 shares of the Company's Common Stock and will also receive an annual stock option grant to purchase 2,000 shares of Common Stock, beginning with the annual meeting following such Director's initial election to the Board. Unless earlier terminated, all options granted to Independent Directors under the 1996 Plan vest on the date that is two years after the grant of such options. In addition, Hubert R. Marleau and Robert G. Atkinson resigned as Directors of the Company on December 5, 1996. In recognition of their service to the Company, the Board of Directors extended the period during which options to purchase Common Stock granted to Messrs. Marleau and Atkinson may be exercised and accelerated the vesting of certain of those options.

Other Executive Officers and Significant Employees

The names and ages of all current executive officers of the Company and the principal occupation and business experience during the last five years are as set forth below.

         Name                  Age                      Position

Mark W. Blodgett(1)            40               Chief Executive Officer
James Bickman(1)               80               President
Alex W. Blodgett(1)            38               President of Stilson Division
Susan A. Hojer Sundell         47               Senior Vice President, Finance and Treasurer
William J. Michaud             41               Vice President of Sales and Marketing of Salem Division

(1) For descriptions of business experience, please refer to "Information Regarding Directors" above.

Susan A. Hojer Sundell is Senior Vice President of Finance and Treasurer of the Company and is responsible for all aspects of financial management, including accounting and treasury functions, corporate compliance and human resources. Ms. Sundell advanced to Vice President in 1992 from the MFE Division, where she served in a variety of positions including Operations Manager and Controller. Ms. Sundell joined MFE in 1981.

William J. Michaud is Vice President of Sales and Marketing for the Company's Salem Division and is responsible for all sales and marketing operations, excluding the Stilson Division and the U.S. government contract business. Prior to joining the Company in 1995, Mr. Michaud held positions as Director of Sales for Sopha Medical Systems, Inc. from 1991 to 1995, Regional Vice President of Sales/Marketing for General Electric Medical Systems from 1986 to 1990, Divisional Sales Manager for Johnson & Johnson Healthcare Division from 1979 to 1985, and District Sales Manager for Procter & Gamble Distributing Company from 1977 to 1978.

Kenneth A. Ribeiro is Vice President-Engineering for the Salem Division, responsible for both product development projects and existing product line support. Mr. Ribeiro has 18 years of design experience in the areas of electronics, optics, acoustics, thermodynamics and pneumatics. Further, he has in-depth experience in both hardware and software. Prior employment includes American Optical Corporation, Merrimack Laboratories, Inc., Ion Track Instruments, Inc., and Kaye Instruments, Inc.

Doreen E. Shane is Vice President of Management Information Systems and is responsible for all aspects of the Company's information systems including installation and training, database management, development and maintenance of control procedures and computer hardware and software resource management. Ms. Shane has had over ten years of progressively responsible achievement in information systems, training and management, having started with the Company's Memodyne division in 1985.

Dolores J. Perelli is General Manager of the SDD Division and is responsible for all of the Company's Michigan operations, including production, purchasing, accounting and personnel. Ms. Perelli joined Stilson in 1969, prior to the acquisition of Stilson by the Company.

Dale Depas is Vice President of Engineering for the SDD Division and is responsible for the Division's sales and engineering. Application-specific design is an integral part of the selling effort at the SDD Divisions, due to the technical nature of the products. Mr. Depas joined the Company's Die-Draulics Division in 1964, prior to its acquisition by the Company.

Compensation of Executive Officers and Directors

Summary Compensation Information

The table below sets forth summary compensation information for the last three completed fiscal years ended December 31, 1996, 1995 and 1994, with respect to those of the Company's executive officers who received total salary and bonus in excess of $100,000 for the fiscal year ended December 31, 1996 (the "Named Executive Officers").


                           Annual Compensation                    Long-Term Compensation
                                                              Other                                  All
                                                              Annual      Restricted    Securities   Other
Name and                                                      Compen-     Stock         Underlying   Compen-
Principal Position         Year       Salary (1)     Bonus    sation      Awards        Options      sation
-------------------        ----       ---------      ------   --------    ------        -------      ------

Mark W. Blodgett          1996        $227,611       --       --          --            20,000       --
Chairman and Chief        1995        $255,954       --       --          --             --          --
Executive Officer         1994        $258,391       --       --          --            42,524       --

Alex W. Blodgett          1996        $123,640       --       --          --             6,000       --
President, Stilson        1995        $109,598       --       --          --            11,000       --
Division and Director     1994        $ 91,479       --       --          --             4,000       --

Susan A. Hojer Sundell    1996        $100,303       --       --          --             6,000       --
Senior Vice President -   1995        $ 96,684       --       --          --             7,000       --
Finance and Treasurer     1994        $ 83,606       --       --          --             6,000       $30,000(2)

William J. Michaud        1996        $130,315       --       --          --             5,000       --
Vice President - Sales    1995(3)     $ 47,146       --       --          --             7,000       --
and Marketing, Salem      1994(3)           --       --       --          --             --          --

(1) Salary includes amounts, if any, deferred pursuant to the Company's 401(k) Plan.
(2)  Amount represents compensation for employee relocation costs.
(3)  William J. Michaud became an employee of the Company on August 15, 1995.

Option Grants in Last Fiscal Year

The table below sets forth grants of options to purchase shares of Common Stock pursuant to the 1996 Plan made during the last completed fiscal year to the named executive officers:


                      Number of Securities        Percent of Total Options    Exercise     Expiration
Name                  Underlying Options          Granted to Employees        Price        Date

Mark W. Blodgett      20,000 (non-qualified)          28.6%                   $6.00        4/1/2006
Alex W. Blodgett       6,000                           8.6%                   $6.00        4/1/2006
Susan A. Sundell       6,000                           8.6%                   $6.00        4/1/2006
William J. Michaud     5,000                           7.1%                   $6.00        4/1/2006

Termination of Employment Change in Responsibilities and Employment Contracts

The Company has no plan or arrangement with respect to the compensation of its executive officers which would be payable upon the resignation, retirement or any other termination of any executive officer's employment with the Company or its subsidiaries or in connection with a change of control of the Company or any subsidiary of the Company or a change in the executive officer's responsibilities following a change in control. However, options to purchase shares of Common Stock granted pursuant to the 1994 Stock Option Plan (the "1994 Plan") become fully vested upon a change of control as defined in the 1994 Plan. Under the 1996 Plan, in the event of a change of control, as defined in the 1996 Plan, the Board of Directors, in its discretion, may provide for substitution or adjustments of outstanding options granted under the 1996 Plan, or may terminate all unexercised options granted under the 1996 Plan with or without payment of cash consideration. In addition, certain options granted to outside Directors of the Company vest upon such a change of control. There are no employment contracts between the Company and any of the named executive officers.

                 Certain Relationships and Related Transactions

Family Relationships

Mark W. Blodgett, Chairman of the Board of Directors and Chief Executive Officer of the Company, is the brother of Alex W. Blodgett, President of the Stilson Division and a Director of the Company.

Related Transactions

In June 1995, the Company issued 25,533.2 shares of Common Stock to Mark W. Blodgett, in exchange for his personal guarantees of certain of the Company's indebtedness.

In March, 1995, the Company paid a total of $61,642.13 to Marleau, Lemire Securities for commissions, expenses and legal fees relating to the issuance of subordinated notes. Mr. Hubert R. Marleau, a former Director of the Company, is Chairman of the Board and Chief Executive Officer of Marleau, Lemire Securities, Inc.

In June 1995, the Company sold an aggregate of 107,527 shares of Common Stock in a private placement. The price per share in such transaction was the then-current market price of $4.65, and the aggregate consideration paid for such shares was $500,000. In this private placement, Mark W. Blodgett acquired 21,505.4 shares of Common Stock at a price of $4.65 per share and at an aggregate price of $100,000. The shares were sold to and acquired by Mr. Blodgett on the same terms and subject to the same conditions as contemporaneous sales to third parties.


                    Compliance with 16(a) of the Exchange Act

Section 16(a) of the Securities and Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers and Directors, and persons who are beneficial owners of more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were satisfied, except in the case of the Helen W. Blodgett Trust, of which Mark W. Blodgett is a Trustee, which failed to timely file a report regarding the purchase of subordinated convertible notes; such report was subsequently filed.


Item 2 - Appointment of Auditor

Arthur Andersen LLP, Independent Public Accountants, and its predecessors have been the auditor of the Company for at least twenty-five years. Management of the Company proposes to appoint Arthur Andersen LLP as auditor of the Company until the next annual general meeting of shareholders.

The Board of Directors recommends a vote "FOR" the appointment of Arthur Andersen LLP as auditor of the Company until the next annual general meeting.


Item 3  - Other Matters

Management does not know of any other matters to come before the Meeting other than as set forth in the Notice of Annual General Meeting and this Proxy Statement. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holder.


                    Shareholder Proposals for Annual Meetings

For a proposal of a shareholder (including Director nominations) submitted pursuant to Exchange Act Rule 14a-8 to be included in the Company's proxy statement and form of proxy for the Company's 1998 Annual Meeting of Shareholders, it must be received at the principal offices of the Company on or before December 2, 1997. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement.

                         Independent Public Accountants

The Board of Directors engaged Arthur Andersen LLP, Independent Public Accountants, to serve as the Company's independent public accountants for the fiscal year ended December 31, 1996. A representative of Arthur Andersen LLP is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to answer appropriate questions.

                             Expense of Solicitation

The Company will bear the expense of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom shall receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for Intermediaries to send this Proxy Statement and form of proxy to their principals at the expense of the Company.

                               Directors' Approval

The Contents of this Proxy Statement have been approved and its mailing has been authorized by the Directors of the Company.

                                    BY ORDER OF THE BOARD OF DIRECTORS

April 1, 1997                                    Stuart M. Cable, Clerk

                              STOCKER & YALE, INC.
                                32 Hampshire Road
                                Salem , NH 03079


TO: Registered and Non-Registered Shareholders of
    STOCKER & YALE, INC. (the "Company")

National Policy Statement No. 41 - Shareholder Communication - provides shareholders with the opportunity to elect annually to have their names added to the Company's supplemental mailing list in order to receive quarterly financial statements. If you wish to receive such statements please complete and return this form to:

                                    STOCKER & YALE, INC.
                                    32  Hampshire Road
                                    Salem, NH 03079

         Name:             ________________________________________
                                         (PLEASE PRINT)


         Address:          ________________________________________

                           ________________________________________

                           ________________________________________


I certify that I am a shareholder of the Company.

         Signature         ________________________________________

         Date              ________________________________________

                      STOCKER & YALE, INC. (the "Company")

                                      PROXY
Type of Meeting:     Annual General Meeting
Meeting Date:        May 6, 1997


Meeting Time:        10:00 a.m. EDT
Meeting Location:    Stocker & Yale, Inc.
                     32 Hampshire Road
                     Salem, New Hampshire

This proxy is solicited by the management of the Company.

The undersigned registered shareholder of the Company hereby appoints MARK W. BLODGETT, a Director and Officer of the Company, and, STUART M. CABLE, Clerk of the Company, and each of them, or in the place of the foregoing__________________________________________(please print name) as proxy holder for and on behalf of the undersigned, with the power of substitution, to attend, act and vote all of the shares of Common Stock , par value $0.001 per share, held by the undersigned as of the Record Date for and on behalf of the undersigned in respect of all matters that may properly come before the Annual Meeting of Shareholders of the Company (the "Meeting") and at every adjournment or postponement thereof, to the same extent and with the same powers as if the undersigned were present at the meeting or any adjournment or postponement thereof.

If no direction is made, this proxy will be voted (i) FOR the nominees for Director, and (ii) FOR the appointment of Arthur Andersen LLP as auditor.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual General Meeting of Stockholders and the Proxy
Statement/Information Circular with respect thereto and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Proposals (for full details please see the Notice of Meeting and Proxy Statement which accompanied this Proxy Form)

                                               FOR        WITHHOLD

1.  Election of Directors
a.  Electing MARK W. BLODGETT as Director      _____      _____

b.  Electing JAMES BICKMAN as Director         _____      _____

c.  Electing ALEX W. BLODGETT as Director      _____      _____

d.  Electing CLIFFORD ABBEY as Director        _____      _____

e.  Electing  JOHN M. NELSON as Director       _____      _____



                                      FOR         AGAINST     ABSTAIN

2.  Appointing ARTHUR
    ANDERSEN LLP as auditor           _____        _____       _____

3. To vote with discretionary authority with respect to all other matters which may come before the Meeting.

The undersigned hereby revokes any proxy previously given to attend and vote at the meeting.
____________________________________________________________
(Signature)                         (Date)

_____________________________________________________________
(Signature)                         (Date)

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporation name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy form is not valid unless it is signed and dated. If someone other than the registered shareholder of the Company signs this proxy on the shareholder's behalf, authorizing documentation acceptable to the Chairman of the Meeting must be deposited with this Proxy Form.

Subject to the discretion of the chairman of the meeting, to be effective this proxy form must be received at the office of Bank of Boston Proxy Services no later than 48 hours prior to the time of the meeting. The mailing address of Bank of Boston Proxy Services is P.O. Box 9381, Boston, MA 02205.

                           INSTRUCTIONS FOR PROXY FORM


1. If you cannot attend the Meeting but wish to vote on the resolutions and to appoint one of the management nominees, please leave the wording appointing the management nominees as shown, sign and date and return the proxy form. You have the right to appoint another person, who need not be a shareholder of the Company, to attend and act for you and on your behalf at the Meeting. If you wish to appoint another person, you may do so by crossing off the management nominees and inserting your appointed proxy-holder's name in the space provided. Your appointed proxyholder will then have to attend the Meeting if your vote is to be counted. You may also appoint an alternate proxyholder to act in the place of the absent proxyholder.

2. The securities represented by this proxy form will be voted on or withheld from voting in accordance with your instructions on any poll that may be called for in respect of any resolution and, if you have specified a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Where no choice on a resolution is specified by you, this proxy form confers discretionary authority on your appointed proxyholder. In such case, a nominee of management acting as Proxyholder will vote the securities as if you had specified an affirmative vote. With respect to any amendments or variations in any of the resolutions shown on the proxy form, or other matters which may properly come before the Meeting, the securities will be voted by the nominee appointed as the nominee in his or her sole discretion sees fit.

3. If you have returned a proxy form and later decide to vote in person, you may do so by attending the Meeting. Please register your attendance with the Company's Clerks at the Meeting and inform them that you have previously returned a proxy form.

4. If the proxy form is signed on your behalf by your attorney or, if the shareholder is a corporation, by an officer or attorney for the corporation as is not under the corporation's common seal, the power of attorney or a director's resolution, as the case may be, or a notarial copy thereof, must accompany this proxy form.